BLACKROCK VARIABLE SERIES FUNDS, INC.

Supplement Dated October 2, 2008
to the Statement of Additional Information dated May 1, 2008

Effective October 2, 2008, the Statement of Additional Information is amended as set forth below:

The section entitled “Distribution Arrangements” beginning on page 67 is revised as follows:

The fourth paragraph (including the related footnote) of the section, located on page 68, is deleted in its entirety and replaced with the following:

        The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: AEGON USA, Inc. (1) and John Hancock Distributors, LLC. In lieu of payments pursuant to the foregoing, the Investment Adviser, the Distributor or their affiliates may make payments to Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other Service Organizations.

(1)	On December 31, 2007, Merrill Lynch sold its insurance business to AEGON USA Inc. Prior to that date, BlackRock made payments to Merrill Lynch in connection with the Merrill Lynch Insurance separate accounts’ investments in shares of the BlackRock Funds. BlackRock has continued to make payments to AEGON under the terms of the original agreement with Merrill Lynch since that date.

Code # VAR-SRS-SAI-0508-SUP